                                                                Exhibit 10(G)(V)


                       ASSUMPTION AND TRANSFER AGREEMENT
                       ---------------------------------


         THIS ASSUMPTION AND TRANSFER AGREEMENT (this "AGREEMENT"), dated as of October 25, 2001, is among WORTHINGTON RECEIVABLES CORPORATION (the "SELLER"), FIFTH THIRD BANK, as a purchaser (the "CONDUIT PURCHASER"), FIFTH THIRD BANK, as a related committed purchaser (the "RELATED COMMITTED PURCHASER" and together with the Conduit Purchaser, the "FIFTH THIRD PURCHASERS"), FIFTH THIRD BANK, as agent for the Fifth Third Purchasers (the "FIFTH THIRD PURCHASER AGENT" and together with the Fifth Third Purchasers, the "FIFTH THIRD PURCHASER GROUP"), MARKET STREET FUNDING CORPORATION, as a purchaser ("MARKET STREET") and PNC BANK, NATIONAL ASSOCIATION, as agent for Market Street (in such capacity, "PNC") as administrator (in such capacity, the "ADMINISTRATOR").

                                   BACKGROUND

         The Seller and various others are parties to a certain Receivables Purchase Agreement dated as of November 30, 2000 (as amended through the date hereof, the "RECEIVABLES PURCHASE AGREEMENT"). Capitalized terms used and not otherwise defined herein have the respective meaning assigned to such terms in the Receivables Purchase Agreement.

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         SECTION 1. This letter constitutes an Assumption Agreement pursuant to
SECTION 1.2(e) and a Transfer Supplement pursuant to SECTION 6.3(c) and (e) of the Receivables Purchase Agreement. The Seller desires the Fifth Third Purchasers to become Purchasers and the Fifth Third Purchaser Agent to become a Purchaser Agent under the Receivables Purchase Agreement and upon the terms and subject to the conditions set forth in the Receivables Purchase Agreement, and the Fifth Third Purchasers agree to become Purchasers and the Fifth Third Purchaser Agent agrees to become a Purchaser Agent thereunder.

         Seller hereby represents and warrants to each member of the Fifth Third Purchaser Group, the Administrator and Market Street as of the date hereof, as follows:

         (i) the representations and warranties contained in EXHIBIT III of the Receivables Purchase Agreement are correct on and as of such dates as though made on and as of such dates and shall be deemed to have been made on such dates.

         (ii) no Termination Event or Unmatured Termination Event has occurred and is continuing, or would result from such purchase; and

         (iii) the Facility Termination Date shall not have occurred.

         SECTION 2. Upon execution and delivery of this Agreement by the Seller, each member of the Fifth Third Purchaser Group, the Administrator and Market Street, satisfaction of the other conditions to assignment specified in SECTION 1.2(e) and SECTION 6.3(c) and (e) of the Receivables Purchase Agreement (including the consent of the Administrator and each of the other Purchasers party thereto) and receipt by the Administrator of counterparts of this Agreement (whether by facsimile or otherwise) executed by each of the parties hereto, each of the Fifth Third Purchasers and the Fifth Third Purchaser Agent shall become a party to, and have the rights and obligations of Purchasers and Purchaser Agents, respectively, under the Receivables Purchase Agreement and Market Street and PNC as the Market Street Purchaser Agent shall, to the extent of the interest assigned by Market Street hereunder, relinquish their rights and interest (other than the right to receive payments which accrued in favor of Market Street or PNC as the Market Street Purchaser Agent prior to but not including the date hereof) and be released for their obligations under the Receivables Purchase Agreement.

        SECTION 3.

         (a) Market Street (the "ASSIGNOR") hereby sells and assigns to the Related Committed Purchaser (the "ASSIGNEE") without recourse and without representation or warranty (except that it is the sole owner of its right, title and interest in and to the portion of Purchased Interest being transferred hereunder free of any Adverse Claim), and the Assignee hereby purchases and assumes from the Assignor, that portion of the Assignor's interest in and to the Purchased Interest and that portion of the Assignor's other rights and obligations under the Receivables Purchase Agreement as of the date hereof equal to the following:

        Commitment assigned:                    $ 50,000,000
        Assignor's remaining Commitment:        $140,000,000
        Investment assigned:                    $ 50,000,000
        Assignor's remaining Investment:        $140,000,000


        The Commitments of Assignor and the Assignee shall be as set forth on the signature page hereto.

         (b) The Assignor hereby instructs the Administrator to make all payments from and after the date hereof in respect of the portion of the Purchased Interest assigned hereby directly to the Assignee. The Assignor and the Assignee agree that all Discount and fees accrued up to, but not including, the date hereof are the property of the Assignor, and not the Assignee. The Assignee agrees that, upon receipt of any such Discount or fees, the Assignee will promptly remit the same to the Assignor.

         (c) On the date hereof, the Assignee shall pay to the Assignor, in immediately available funds, an amount equal to the purchase price of the portion of the Purchased Interest assigned hereunder in accordance with the following payment instructions:

                                      -2-

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        PNC Bank, National Association
        ABA No.:           04300096
        Account Name:      Market Street Funding Corporation
        Account No.:       1002422076
        Ref:               Worthington Receivables Corporation

        (d) All notices and other communications hereunder or under the Receivables Purchase Agreement to the Fifth Third Purchasers and the Fifth Third Purchaser Agent shall be sent or delivered to Fifth Third Purchasers and Fifth Third Purchaser Agent at the address set forth under their names on the signature pages hereof.

         SECTION 4. Each party hereto hereby covenants and agrees that it will not institute against, or join any other Person in instituting agent, any Conduit Purchaser, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any federal or state bankruptcy or similar law, for one year and one day after the latest maturing
Note issued by such Conduit Purchaser is paid in full. The covenant contained in this paragraph shall survive any termination of the Receivables Purchase Agreement.

         SECTION 5. THIS AGREEMENT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK. This Agreement may not be amended, supplemented or waived except pursuant to a writing signed by the party to be charged. This Agreement may be executed in counterparts, and by the different parties on different counterparts, each of which shall constitute an original, but all together shall constitute one and the same agreement.

                         (continued on following page)

                                      -3-
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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their duly authorized officers as of the date first above written.


                                 FIFTH THIRD BANK, as a Conduit Purchaser and a Related Committed Purchaser


                                 By: /s/ David J. Folkwein
                                   --------------------------------------------
                                 Name Printed:     David J. Folkwein
                                 Title:            Senior Vice President

                                 Address:

                                        Fifth Third Bank
                                        21 East State Street
                                        Columbus, OH  43215


                                        Attention: Daron McGuire
                                        Telephone: (614) 233-4424
                                        Facsimile: (614) 341-2606

                                        Commitment: $50,000,000

                                              Assumption Agreement (Fifth Third)

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                                 FIFTH THIRD BANK, as a Purchaser Agent for the
                                 Fifth Third Purchasers

                                 By: /s/ Jeff Chapman
                                   --------------------------------------------
                                 Name Printed:     Jeff Chapman
                                 Title:            Vice President

                                 Address:

                                        Fifth Third Bank
                                        38 Fountain Square Plaza
                                        M.D. 1090A3
                                        Cincinnati, OH


                                        Attention: Robert Finley
                                        Telephone: (513) 744-4870
                                        Facsimile: (513) 579-4270

                                              Assumption Agreement (Fifth Third)

                                 MARKET STREET FUNDING CORPORATION,
                                 as a Conduit Purchaser and a Related Committed Purchaser

                                 By: /s/ Douglas K. Johnson
                                   --------------------------------------------
                                 Name Printed:     Douglas K. Johnson
                                 Title:            President

                                 Address:

                                        Market Street Funding Corporation
                                        c/o AMACAR Group, L.L.C.
                                        6525 Morrison Blvd. Suite 318
                                        Charlotte, North Carolina 28211


                                        Attention:     Douglas K. Johnson
                                        Telephone No.: (704) 365-0569
                                        Facsimile No.: (704) 365-1362

                                 With a copy to:

                                        PNC Bank, National Association
                                        One PNC Plaza
                                        249 Fifth Avenue
                                        Pittsburgh, Pennsylvania 15222-2707

                                        Attention: John Smathers
                                        Telephone No.: (412) 762-6440
                                        Facsimile No.: (412) 762-9184

                                        Commitment $140,000,000

                                              Assumption Agreement (Fifth Third)

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                                 PNC BANK, NATIONAL ASSOCIATION,
                                 as Purchaser Agent for Market Street

                                 By: /s/ John T. Smathers
                                   --------------------------------------------
                                 Name Printed:     John T. Smathers
                                 Title:            Vice President

                                 Address:

                                        PNC Bank, National Association
                                        One PNC Plaza
                                        249 Fifth Avenue
                                        Pittsburgh Pennsylvania 15222-2707


                                        Attention: John Smathers
                                        Telephone No.: (412) 762-6440
                                        Facsimile No.: (412) 762-9184

                                              Assumption Agreement (Fifth Third)

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                                 WORTHINGTON RECEIVABLES CORPORATION,
                                 as Seller

                                 By:
                                   --------------------------------------------
                                 Name Printed:
                                              ---------------------------------
                                 Title:
                                       ----------------------------------------

                                 Address:

                                        Worthington Receivables Corporation
                                        1205 Dearborn Drive
                                        Columbus, Ohio 43085

                                        Attention: Randal I. Rombeiro
                                        Telephone: (614) 840-3574
                                        Facsimile: (614) 438-7508


Consented and Agreed:

PNC BANK, NATIONAL ASSOCIATION,
as Administrator

By: /s/ John Smathers
  ------------------------------
Name Printed: John Smathers
Title: Vice President



                                              Assumption Agreement (Fifth Third)

                                 WORTHINGTON RECEIVABLES CORPORATION,
                                 as Seller

                                 By: /s/ John T. Baldwin
                                   --------------------------------------------
                                 Name Printed: John T. Baldwin
                                 Title: Vice President - Treasurer

                                 Address:

                                        Worthington Receivables Corporation
                                        1205 Dearborn Drive
                                        Columbus, Ohio 43085

                                        Attention: Randal I. Rombeiro
                                        Telephone: (614) 840-3574
                                        Facsimile: (614) 438-7508


Consented and Agreed:

PNC BANK, NATIONAL ASSOCIATION,
as Administrator

By:
  ------------------------------
Name Printed: John Smathers
Title: Vice President


                                              Assumption Agreement (Fifth Third)


                                      S-5